                           CONFIDENTIAL TREATMENT REQUESTED

                              PRODUCT PURCHASE AGREEMENT

     THIS AGREEMENT, effective as of this 17 day of November, 1997 ("Effective Date"), by and between HORIZON MEDICAL, INC., having a principal place of business at 1719 S. Grand Ave., Santa Ana CA 92705-4808 ("Seller") and BIEX, INC., having its principal place of business at 6693 Sierra Lane, Suite F, Dublin, CA 94568 ("Buyer").

     WHEREAS, Buyer has developed a proprietary test for screening for risk of preterm labor and delivery;

     WHEREAS, the sample for such test is performed with a saliva collection kit consisting of a labeled tube, plunger with reagents, cap and other accessories;

     WHEREAS, Seller has the capability of producing collection kits which can be used for Buyer's proprietary test;

     NOW, THEREFORE, the parties hereto agree as follows:

1.   PURCHASE AND SUPPLY OBLIGATIONS.

     (a) During the term of this Agreement, Seller agrees to sell and Buyer agrees to buy the saliva collection kit (the "Product") which conforms to the descriptions and specifications in Appendix A ("Product Specifications") according to the terms and conditions set forth in this Agreement. Seller agrees to meet Buyer's requirements for the Product.

     (b) Buyer will supply to Seller the components of the Product listed on Appendix B ("Buyer-Supplied Components"). Seller will incorporate the Buyer-Supplied Components into the Product. Seller will use the Buyer-Supplied Components solely for production of the Products under this Agreement.

     (c) Seller will manufacture, perform quality control and deliver the Product in accordance with Buyer's manufacturing processes and Seller's standard operating procedures listed on Appendix C. Seller shall manufacture in accordance with U.S. FDA Quality System regulations and EN46001. Seller shall not modify applicable SOP's in a fashion which will affect Buyer's product.

     (d) Seller understands that the current Product is an interim configuration and that the final Product configuration will differ. When Buyer provides specifications for the final Product configuration, the parties will negotiate in good faith a new price list (Appendix D) for the final Product configuration. Such new price list will provide approximately the same gross margin to Seller as the prices set forth on Appendix B, except as the parties may otherwise agree in writing.

2.   PURCHASE ORDERS.

     (a) Buyer will initiate purchases under this Agreement by submitting written purchase orders to Seller any time from the Effective Date until thirty
(30) days before the termination date of the Agreement. All purchase orders submitted by Buyer will state the

                                          1.

delivery dates, which will be at least thirty (30) days after submission of the order, and must be submitted within the term of this Agreement. Seller shall acknowledge promptly each purchase order in writing and confirm delivery dates.

     (b) Commencing with the quarter preceding anticipated commercial launch of the Product, Buyer will supply Seller with a rolling 12 month forecast of Product requirements on or about the first working day of each quarter. Forecast for each period will be considered a firm commitment for the immediate quarter. Changes from forecast for subsequent quarters may be made subject to certain limitations as set forth in the following table:

          QUARTER                       FORECAST STATUS
          Immediate                     Firm Purchase
          [**********]                  [**************]
          [**********]                  [**************]
          [**********]                  [**************]


     (c) The purchase order shall contain the following information relative to purchases under this Agreement: reference to the Product Specifications, quantity purchased, routing instructions, delivery schedule, destination of shipment, and confirmation of price. Each purchase order will make specific reference to this Agreement.

3.   BUYER-SUPPLIED COMPONENTS.

     (a) Seller shall inform Buyer at least once every month on the status of its inventory of Buyer-Supplied Components. Seller shall inform Buyer when the Buyer-Supplied Components if the Buyer-Supplied Components stored at Seller's facilities are insufficient to meet a [******] supply at the maximum output requirement of Product as set forth in the rolling forecast (including amounts for waste materials and rejects as reasonably assumed based on past experience). Buyer shall then procure and supply materials in such a fashion as to allow Seller to deliver product per Buyer purchase order. Seller shall not be responsible for late delivery penalties as defined in Section 6 Paragraph c if Buyer does not delivery needed inventory within one week of notification that Buyer-Supplied Components if the Buyer-Supplied Components stored at Seller's facilities are insufficient as defined herein.

     (b) Seller shall store the Buyer-Supplied Components at no cost to Buyer. The Buyer-Supplied Components will remain the property of Buyer, will be set aside in a distinct and separate area of the Seller's storage facility, and will be marked in such a way as to easily allow traceability of ownership. Seller will execute the appropriate public filings to reflect such ownership of Buyer.

     (c) Upon receipt of Buyer-Supplied Components, Seller will perform such tests as the parties mutually agree from time to time in the course of this Agreement in order to confirm the consistency of the Buyer-Supplied Components with the Product Specifications. Buyer-Supplied Components which do not meet such specifications in the tests performed by Seller will be replaced by Buyer at no cost to Seller.

[*] CONFIDENTIAL TREATMENT REQUESTED


                                          2.

     (d) Seller will protect and preserve the Buyer-Supplied Components and indemnify Buyer against any loss of or damage to any Buyer-Supplied Components while in the possession of Seller.

     (e) If the manufacturing process results in waste of more than 10 % of the amount of Buyer-Supplied Components used for a particular lot, Seller will reimburse Buyer for the costs of procuring Buyer-Supplied Components so wasted.

4.   PACKING, SHIPPING AND TITLE.

     The method of packaging will be in accordance with Buyer's instructions. Product will be shipped in accordance with Seller's standard procedures and will be F.O.B. Seller's manufacturing plant. Buyer will be responsible for all shipping expenses, insurance, and similar charges which, if paid by Seller, will appear as additional items on Seller's invoice to Buyer. Title to the Product and risk of loss will pass to Buyer upon Seller's delivery to the carrier. Delivery time is of the essence. Products are to be delivered on the dates set forth in purchase orders or within five days thereof.

5.   ACCEPTANCE AND REJECTIONS.

     (a) If Buyer discovers a Product defect, Buyer may reject the defective Product, or lot that contains the defective Product, and will promptly notify Seller of the rejection and the reason therefor. With regard to latent critical defects which are not reasonably detectable at the time of acceptance, Buyer may reject a Product, or lot containing the Product, with latent defects within 30 days from discovery of such defect. Seller shall replace the rejected Products at no cost to Buyer, or at Buyer's or Seller's option, provide Buyer with a refund or credit of the purchase price.

     (b) The cost of Buyer-Supplied Components for replacement deliveries will be charged to Seller, including reasonable transport and insurance charges paid by Buyer for the delivery of Buyer-Supplied Components to Seller.

6.   PRICES, DISCOUNTS AND TAXES.

     (a) The purchase price for each item of Product will be as set forth in Appendix D or as mutually agreed to by both parties in writing during the term of this Agreement.

     (b) Such purchase price includes packaging and packing and all taxes, duties and services, except sales tax, which shall be the responsibility of Buyer.

     (c) If Seller fails to timely deliver the Product, the price of the delayed shipment will be discounted by [**********] of delay.

[*] CONFIDENTIAL TREATMENT REQUESTED


                                          3.

7.   PAYMENT.

     Payment for Products will be made within 30 days from receipt of Products that conform to Product Specifications and a corresponding invoice. Past due accounts will be charged a 1% per month late fee. All payments will be in U.S. dollars.

8.   INDEMNITY.

     (a) Each party agrees to indemnify, defend and hold harmless the other party and its officers, directors, employees and agents ("Indemnitees") from and against all losses and liability (including reasonable attorney fees) on account of third party claims for personal injury, death, or property damage resulting from any negligent act, omission or willful misconduct by such party, including that party's agents, employees or subcontractors, or defective Product supplied by such party to the other party, in the course of performing its obligations under this Agreement. Seller further agrees to indemnify, defend and hold harmless Buyer from and against all losses and liability (including reasonable attorneys fees) on account of third party claims that the tube portion of the Product infringes on the patent or other proprietary rights of any third party. An Indemnitee will notify the indemnifying party of any such claim. The Indemnitee will have the right to participate at its own expense in defense of such claim. No settlement of a claim against the Indemnitee may be made without its consent, which will not be unreasonably withheld.

     (b) Seller will obtain and maintain in force from and after the date of the first shipment of Product comprehensive general liability insurance in amounts not less than [*************] per incident and [***********] annual aggregate and naming the Buyer Indemnitees as additional insureds. Such comprehensive general liability insurance shall provide product liability coverage and broad form contractual liability coverage for Seller's indemnification obligation under this Section. The amounts of insurance coverage required hereunder shall not be construed to create a limit on Seller's liability with respect to its indemnification under this Section. Seller agrees to provide written evidence of such insurance upon request and shall provide Buyer with written notice at least fifteen (15) days prior to the cancellation, non-renewal or material change in such insurance. Seller's obligation to maintain such insurance shall continue until 2 years after termination or expiration of this Agreement.

9.   WARRANTIES.

     The Seller warrants that the Product will conform to Product
Specifications, will be manufactured using Good Manufacturing Practices current at the time of manufacture (cGMP) and will be free from defects in Seller-supplied materials and workmanship for a period of one year from shipment to Buyer.

10.  REGULATORY RESPONSIBILITIES.

     (a)  RESPONSIBILITIES OF THE BUYER.

          (1) Buyer will be responsible for all FDA regulatory submissions for Product.

          (2)  Buyer will maintain FDA listing for Product.

[*] CONFIDENTIAL TREATMENT REQUESTED


                                          4.

          (3) Buyer is responsible for maintaining complaint handling procedures for Product.

          (4) Buyer will notify Seller of any planned inspections by either FDA or other auditing agencies.

          (5)  Buyer will maintain the Product Device Master Record.

     (b)  RESPONSIBILITIES OF THE SELLER.

          (1) Seller will notify Buyer of any site inspections that involve Product or other products manufactured by Seller. Seller will make available inspection reports as requested by Buyer.

          (2) Seller will not rework any Product or change any raw materials or method of producing, processing or testing any Product, or change any subcontractor for, or site of manufacture of any Product, or any component thereof without written authorization from Buyer.

          (3) Seller agrees to cooperate with any FDA or other agency inspections involving Product. Such cooperation should not normally unduly disrupt Seller's operations.

          (4) Seller will maintain and document environmental controls as required in Buyer's and Seller's documentation.

          (5) Seller will maintain records of cGMP and other quality assurance records for at least three years, or such longer period as is required by law, following termination of this Agreement.

11.  REPRESENTATIONS AND WARRANTIES.

     (a) Seller's Representations and Warranties. Seller hereby represents and warrants to Buyer that:

          (1) Seller is duly incorporated and in good standing under the laws of the State of California;

          (2)  Seller is duly authorized to enter into this Agreement;

          (3)  this Agreement is binding and enforceable against Seller; and

          (4) Seller is not infringing on any third party's intellectual property rights with respect to Products.

     (b) Buyer's Representations and Warranties. Buyer hereby represents and warrants to Seller that:


                                          5.

          (1) Buyer is duly incorporated and in good standing under the laws of Delaware;

          (2)  Buyer is duly authorized to enter into this Agreement; and

          (3)  this Agreement is binding and enforceable against Buyer.

12.  TERM AND TERMINATION.

     (a) This Agreement will be effective on the Effective Date and will terminate three (3) years after the Effective Date.

     (b) Either party may terminate this Agreement upon the insolvency, bankruptcy or voluntary dissolution or assignment for the benefit of creditors of or by the other party.

     (c) A non-defaulting party may terminate this Agreement upon the failure of a defaulting party to cure a material default in the performance of any provision hereof within thirty (30) days after written notice thereof is given by the non-defaulting party. Failure to make a payment shall not be considered a default if such payment is being contested in good faith.

     (d) The provisions of Sections 8, 9, 10, 13, 14, 16 and 17 hereof shall survive the termination of this Agreement for any reason.

     (e) Upon termination of this Agreement, Seller shall, upon Buyer's request and at Buyer's expense, provide to Buyer any documentation and readily transferable know-how that Buyer may require to manufacture or otherwise obtain a continuing source of Products. Upon Seller's breach or termination of this Agreement, Buyer shall have the right to purchase components, or machinery or other capital investments purchased or developed specifically for the Products or their manufacture, at a price to be agreed upon by the parties, but in no event to exceed the reasonable value of the component, machinery or other capital investment, prorated for any applicable depreciation.

13.  CONFIDENTIAL INFORMATION.

     (a) All proprietary information which is specifically designated as such, which is disclosed by either party to the other, in any form in connection with this Agreement, shall be kept confidential by the recipient.

     (b) Any such proprietary information shall be used solely for the purposes of this Agreement, or by Buyer solely in connection with regulatory approval and sale of its products, and shall be protected by the recipient from disclosure to others with at least the same degree of care as that which is accorded to its own proprietary information, but in no event with less than reasonable care.

     (c) Without limiting the foregoing, Seller expressly agrees that any know-how, designs, engineering details, Production Procedures, formulations, information concerning conjugates or antiserum, and other data pertaining to Buyer's products and processes, shall, without further need for designation, be deemed proprietary and confidential information of


                                          6.

Buyer under this Section 8. Notwithstanding the foregoing, Buyer shall not be considered to have received any proprietary information of Seller unless Buyer expressly agrees in advance in writing to accept such specific information in confidence.

     (d) As used herein, "proprietary information" shall not include information which is generally known and available in the public domain through no fault of the recipient.

14.  INTELLECTUAL PROPERTY.

     (a) Buyer shall own all Intellectual Property (which specifically relates to Buyer's Product) invented, made or developed by Seller or any of its subcontractors during the performance of this Agreement. Seller shall promptly report to Buyer any inventions that are potentially patentable, but will not be responsible for carrying out any prosecution efforts with respect to such inventions, PROVIDED, HOWEVER, that Seller will, at Buyer's expense, provide all reasonable assistance to Buyer in the prosecution of any patents covering any such inventions.

     (b) With regard to any intellectual property of Seller relating to the Products and developed during the term of this Agreement, Seller hereby grants to Buyer a non-exclusive, royalty-free, irrevocable, worldwide right and license, with the right to sublicense, to make, have made, use and sell Product.

15.  TRADEMARKS AND TRADE NAMES.

     During the term of this Agreement, Buyer shall have the right to indicate to the public that its systems utilize Seller's Product. Buyer does not have the right to label its Products with Seller's name.

16.  COMPLIANCE WITH LAW.

     Seller represents that it is and agrees that it will remain in compliance with all applicable federal, state and local laws, regulations and orders and in possession of all permits necessary for the conduct of its activities under this Agreement. Seller agrees to execute on request by Buyer and to remain in compliance with the terms of standard state and federal contractor certification forms which certify compliance with certain laws, regulations and executive orders.

17.  MISCELLANEOUS PROVISIONS.

     (a) This Agreement shall be governed by and interpreted under the laws of the State of California without reference to conflict of laws principles, and excluding the United Nations Convention on the International Sale of Goods.

     (b) All disputes arising out of this Agreement shall be subject to the exclusive jurisdiction of the federal and state courts within California and the parties agree and submit to the personal and exclusive jurisdiction and venue of those courts.

     (c) Neither party shall be liable for any loss, damage or penalty resulting from delays or failures in performance resulting from acts of God, war, strike, or other causes beyond such party's reasonable control; PROVIDED THAT Seller shall notify Buyer promptly of anticipated delays


                                          7.

and use best efforts to fill any orders as soon as possible. Buyer may, in any event, without limiting any rights or remedies, cancel any order, in whole or in part, that is delayed more than thirty (30) days.

     (d) Neither party shall assign this Agreement nor any right or license hereunder without the prior written consent of the other party, except in connection with a sale of substantially all of a party's business, or a merger of acquisition of a party. Any assignment permitted hereunder shall be subject to the written consent of the assignee to all the terms and provisions of this Agreement.

     (e) All sales of products shall be subject to this Agreement and, to the extent they specify quantities, destinations and delivery dates or other specifics, to Buyer purchase orders. This Agreement shall not be subject to the terms, conditions or provisions of any confirmation or business form of Seller.

     (f) Neither party shall make any public announcement of, or otherwise disclose to a third party, the terms and conditions set forth in this Agreement, except as necessary to provide such information to a potential corporate partner, or as mutually agreed in writing, or as required by disclosure obligations arising under law.

     (g) No modification to this Agreement, nor any waiver of any rights, shall be effective unless assented to in writing by the party to be charged. The waiver of any breach or default shall not constitute a waiver of any other fight hereunder or any subsequent breach or default.

     (h) The prevailing party in any legal action hereunder shall be entitled to reimbursement of its expenses including, without limitation, reasonable attorney's fees.

     (i) All notices and other communications hereunder will be made in writing and shall be delivered by personal delivery or certified or registered mail, return receipt requested, or by fax, and shall be deemed given upon personal delivery, on the date of receipt of a document sent by mail, or upon actual receipt of a fax. Addresses used shall be the ones set forth at the beginning of this Agreement or any other address notified to the other party in writing. Notices shall be addressed to the signatories of this Agreement. Notices shall be effective upon receipt unless otherwise specified in the notice or in this Agreement.

     (j) This Agreement constitutes the entire and exclusive agreement between the parties hereto with respect to the subject matter hereof, and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the parties with respect to the subject matter thereof.


                                          8.

By signing below, Buyer and Seller each acknowledge that it has read, understands and agrees to be bound by the terms and conditions of this Agreement, and that the person signing is duly authorized to do so.

BIEX, INC.                              HORIZON MEDICAL

By:  /s/ H. Fred Voss                   By:  /s/ Janice A. Kennard
    ---------------------------             --------------------------------
            Signature                            Signature

Name: H. Fred Voss                      Name:     Janice A. Kennard
                                              ------------------------------

Title:    Executive Vice President,       Title:    VP/COO
          Technology                             ---------------------------


                                          9.

                                   APPENDIX A


                             PRODUCT SPECIFICATIONS






                                       1.

LIST OF DESCRIPTIONS (MFP's) AND SPECIFICATIONS (QCS's) FOR FINISHED COMPONENTS PRODUCED BY MEDICAL PACKAGING FOR BIEX KITS:

COMPONENT                                      P/N        MFP         QCS
2 pack sample collection kit                   9003       045         045
4 Pack Collection Kit                          9004       040 '       040
Single Collection Kit                          9006       050         050
Collection Unit                                8022       049         049


                                       2.

                                   APPENDIX B
                           BUYER-SUPPLIED COMPONENTS


                                       1.

LIST OF MATERIALS SUPPLIED TO MEDICAL PACKAGING FOR PRODUCTION OF BIEX KITS:


PN:  9003 2 PACK SAMPLE COLLECTION KIT
PN:  9004 4 PACK COLLECTION KIT

MATERIAL                                                      P/N     QCS
Piston Filters                                                4009    538
Sample Preservative                                           7019    018
Label, Collection Tube                                        5012    557
Label, Single Collection Tube Box                             5028    580
Label, Collection Kit                                         NA      NA
Collection tube and filter box (2 pack)                       NA      NA
Collection Kit Box                                            NA      NA
Mailer Envelope                                               NA      NA
Remember .... Sticker                                         NA      NA
Directional Insert                                            5014    559
Plastic case                                                  6013    586
Collection Unit Box                                           6012    587
Enrollment Card                                               5036    588
Single Pack Box                                               6011    589
Four Pack Box                                                 6010    590
Assembled Envelope                                            8023    594
Calendar Reminder                                             5038    593
Funnel                                                        6014    595


                                       2.

                                   APPENDIX C


                        LIST OF MANUFACTURING PROCESSES
                       AND STANDARD OPERATING PROCEDURES


                                       1.

LIST OF PRODUCTION PROCEDURES REFERENCED IN PRODUCTION OF MATERIALS FOR PRODUCTION OF BIEX KITS:


BIEX DOCUMENTS
ADP (ADMINISTRATIVE) Documents

Doc. #   TITLE                                             Date Effective
001      Approval and Issue of Controlled Documents        11-20-96

MFP (BATCH RECORDS) DOCUMENTS

DOC. #       PN     TITLE                                 DATE EFFECTIVE
045          9003   2 pack sample collection kit          5-7-97
040          9004   4 pack collection kit                 5-7-97
049          8022   Sample Collection Unit                Draft
050          9006   Single Collection Kit                 Draft
018          7019   Sample Preservative Solution          5-7-97


MFG (MANUFACTURING SOP'S)

DOC. #     TITLE                                           DATE EFFECTIVE
005        Inventory Traceability                          6-21-96

QAP (QUALITY ASSURANCE SOP'S)

DOC. #  TITLE                                              DATE EFFECTIVE
001     Inspection, sampling, and testing of components,   1-27-97
        containers, and closures
002     Part Number Assignment                             5-10-96
003     Lot Number Assignment                              5-10-96
005     GMP Records Control                                5-10-96
006     GMP Audits                                         5-10-96
007     Quality Assurance Document Audits                  2-7-97
009     Quality Control Sample Retains                     5-10-96
015     Testing and Release of GMP controlled material     2-12-97
016     Personnel Training                                 5-10-96
017     Equipment Cleaning, maintenance and calibration
018     Non-conforming materials and variance report       6-21-96
028     Label Copy Review and Approval                     6-21-96
029     Issuance of Batch Production Records               5-10-96
035     Line-equipment sign-off and materials verification
036     Inspection, sampling, and testing of components,
        containers, closures
I037    Line-equipment sign-off and materials verification 5-7-97



                                       2.

039     Controlled documents filing system                 12-6-96

BIEX DOCUMENTS
QCS (QUALITY CONTROL SPECIFICATIONS)

DOC. #      PN     TITLE                                   DATE EFFECTIVE
508         1009   Thimerosal                              7-26-96
506         1007   Tween 20                                7-26-96
515         1016   Reagent Alcohol                         3-12-97
538         4009   Porex Piston Filter                     3-5-97
539         4010   Sample Collection Tubes                 4-2-97
540         4011   Sample Collection Tube Cap              4-2-97
517         1018   FD&C Blue #1                            8-19-96
557         5012   Label, Sample Collection Vial           5-30-97
558         5013   Label, Sample Collection Kit
559         5014   Package Insert, Sample Collection Kit   5-30-97
560         5015   Label, Sample Collection Kit, 4-Pack
563         6003   Box, Sample Collection Kit
564         6005   Bag, Sample Collection Kit, 4-Pack
571         1026   Water, hi purity                        4-30-97
580         5028   Label, Sample Collection tube box (1    4-28-97
                   tube)
586         6013   Plastic Case                            Draft
587         6012   Collection Unit Box                     Draft
588         5036   Enrollment Card                         Draft
589         6011   Single Pack Box                         Draft
590         6010   Four Pack Box                           Draft
591         6009   Shipment Envelope                       Draft
592         5037   FedEx Shipment Label                    Draft
593         5038   Collection Reminders                    Draft
594         8023   Assembled Envelope                      Draft
595         6014   Funnel                                  Draft
017         7018   2.5% Blue Dye                           7-26-96
018         7019   Sample Preservative Solution            7-26-96
049         8022   Collection Unit                         Draft
040         9004   4-pack Sample Collection Kit            5-27-97
045         9003   Sample Collection Kit, 2 Pack           Draft
050         9006   Single Sample Collection Kit             Draft


                                       3.

HORIZON DOCUMENTS


REGULATORY AND COMPLIANCE           PROCEDURE NUMBER          REV. NUMBER

    Compliance Audits                    100.001                   C
    FDA Investigator Audit               100.002                   N/A
    Regulatory Inspections               100.003                   N/A
    Device Master Record                 100.004                   D
    Device History Record                100.006                   C
    Complaint Handling                   100.008                   N/A
    Master Files                         100.009                   N/A
    Product Recalls                      100.010                   N/A
    Document Control System              100.012                   E
    Non-Conforming Material              100.013                   C
    Corrective Action                    100.014                   D
    Customer Product Complaints          100.015                   A
    Management Responsibilities          100.016                   B
    Contract Review                      100.017                   C

FACILITIES AND MAINTENANCE          PROCEDURE NUMBER          REV. NUMBER
    Facilities Maintenance               200.001                   C
    CEA Maintenance Procedure            200.002                   C
    HMI Controlled Environment           200.003                   E
    CEA PM Monitoring Procedure          200.004                   B
    Equipment Calibration &              200.005                   C
    Maintenance
    Fire Safety                          200.006                   A

MATERIAL CONTROL                    PROCEDURE NUMBER          REV. NUMBER

    Supplier control                     300.017                   C
    Receipt & Handling of Incoming       300.018                   F
    Materials
    Finished Product Control             300.019                   B
    Product Returns                      300.020                   N/A
    Label Control                        300.021                   C
    Purchasing                           300.022                   B


                                       4.

HORIZON DOCUMENTS

PRODUCTION AND Q.C.                 PROCEDURE NUMBER          REV. NUMBER

    Incoming Receiving Inspection        400.026                   E
    In-Process Control                   400.027                   G
    Finished Device Rework               400.028                   N/A
    Production Retention                 400.029                   B
    Horizon Processed Water (HPW)        400.032                   F
    Line Clearance Procedure             400.036                   B
    Validation/Design Verification       400.038                   A
    Program
    Return to Stock, Finished            400.039                   A
    Goods
    Design Control                       400.040                   A

GENERAL                             PROCEDURE NUMBER          REV. NUMBER

    Product Distribution                 500.032                   C
    Weber Label Making System            500.033                   A
    Capital Asset Control                500.034                   A

TRAINING                            PROCEDURE NUMBER          REV. NUMBER

    New Employee General Training        800.001                   C
    Job Description                      800.002                   A


                                       5.

                                     APPENDIX D

                                       PRICES


                                       1.

                          [HORIZON MEDICAL, INC. LETTERHEAD]

                                        15 August 1997
                                        CONTRACT MANUFACTURING PROPOSAL:

                                        SALEST SALIVA COLLECTION KIT, CLINICAL
                                        VERSION

                                        BIEX, INC.
                                        6693 SIERRA LANE, SUITE F
                                        DUBLIN, CA 94568
                                        ATTENTION: MR. H. FRED VOSS, PH.D.,
                                        V.P. RESEARCH & DEVELOPMENT
                                        ---------------------------------------
                                        This proposal is intended to provide
                                        the platform of information
                                        necessary for Horizon Medical, Inc.
                                        (Horizon) to provide the Clinical
                                        SalEst Collection Kit to BIEX, INC.
                                        (BIEX). It addresses the Scope of
                                        Activities, Process Validation,
                                        Process Lead Times, Raw Materials,
                                        Documentation, Quality Assurance
                                        Policy/Licensing and Pricing.

-----------------------------------------------------------------------------------------------------------------------
    ITEM                                DETAIL OF PRODUCT AND SERVICES PROVIDED
-----------------------------------------------------------------------------------------------------------------------
    SCOPE OF ACTIVITIES                 Horizon will perform the following:

                                        1.       Receive all raw materials from BIEX as Q.C. released (previously inspected) materials.
                                        2.       Introduce job work order packet.
                                        3.       Cut piston filter tube to 3 1/4".
                                        4.       Label collection tube with label at approximately 5/8" from the tube bottom.
                                        5.       Place cap on collection tube.
                                        6.       Impregnate filter with preservative and dry.
                                        7.       Erect chipboard box.
                                        8.       Place filter tube and collection tube in box.
                                        9.       Label and seal box.
                                        10.      Bulk pack completed product into stock Horizon shipping cases.
                                                 Apply Horizon's supplied label indicating contents, part number, lot number and quantity.
                                        11.      Perform and document all Quality Control activities.
                                        12.      Prepare product and documentation including completion of Device
                                                 History Records, for shipment.

                                          2.

-----------------------------------------------------------------------------------------------------------------------
    ITEM                                DETAIL OF PRODUCT AND SERVICES PROVIDED
-----------------------------------------------------------------------------------------------------------------------
    PROCESS VALIDATION                  Horizon will perform the following:

                                        1.       Process Validation for piston filter impregnation.
-----------------------------------------------------------------------------------------------------------------------
    PROCESS LEAD TIMES                  Anticipated lead times are as follows:

                                        -Production:                Four (4) to six (6) weeks from approved
                                                                    documentation and receipt of all material.

                                        -Process Validation:        Two (2) to three (3) weeks after document
                                                                    approval and receipt of material. This assume a
                                                                    colorimetric assay.
-----------------------------------------------------------------------------------------------------------------------
    RAW MATERIALS                       Customer provided raw materials are required to be provided under the following conditions to ensure quality and regulatory compliance.

                                        1.       Clean and ready for use.
                                        2.       Adequately labeled for identification, traceability and quantity.
                                        3.       Packaged in double poly bagged lined cases.
                                        4.       Free of direct contact with chipboard, corrugated cardboard and similar particulate contaminates.
-----------------------------------------------------------------------------------------------------------------------
    DOCUMENTATION                       Prior to any production activities, a complete Device Master Record (DMR)
                                        will be created at Horizon. Contents included in the DMR:

                                        -Manufacturing Procedures (MP).
                                        -Parts List (PL), references appropriate drawings.
                                        -Quality Control Instructions (QCI).
                                        -Production Traveler (PT).
                                        -Product Specifications (PS), where appropriate, including labeling and applicable sterilization procedures.

                                        A Device History Record (DHR) is a compilation of records containing the complete production history of a finished product identified by a specific traceable work order number. A DHR will be maintained by Horizon for each lot of finished product to demonstrate that the product was manufactured in accordance with it's DMR. include dates of manufacturing, quantity produced, quantity released, lot numbers of components used, dates and signatures of individuals performing tasks, inspection records and sterilization process records.
-----------------------------------------------------------------------------------------------------------------------
                                          3.

-----------------------------------------------------------------------------------------------------------------------
    ITEM                                DETAIL OF PRODUCT AND SERVICES PROVIDED
-----------------------------------------------------------------------------------------------------------------------
                                        Horizon strongly adheres to the position that it is the Customer's right and responsibility to review and approve Horizon's documentation for the
                                        Customer Devices.
-----------------------------------------------------------------------------------------------------------------------
    QUALITY ASSURANCE                   Horizon Medical, Inc. is committed to providing our customers with
    POLICY/LICENSING                    quality, cost-effectiveness products and services on a timely bases.

                                        We will assure that the requirements of our customers are properly defined so that we can consistently meet or exceed these requirements.

                                        The management of Horizon Medical takes pride in the company's regulatory compliance practices. Horizon Medical is committed to meeting or exceeding customer's quality expectations the first time and every time. Horizon
                                        Medical will consistently assure that the customer's product safety and efficacy expectations are achieved.

                                        In order to accomplish our goals, Horizon Medical will utilize sound design, manufacturing controls, tests and inspections, record keeping, audits, complaint responsiveness, corrective action and internal audits.

                                        Horizon Medical will assure that all manufacturing and related practices conform to F.D.A. requirements as established by law and by current
                                        Quality System (GMP) Regulations.

                                        Horizon Medical works with our customers, employees and suppliers and solicits their cooperation in order to obtain these goals.

                                        Horizon Medical is licensed and regulated by the U.S. Food and Drug
                                        Administration and the California Department of Health Services as a
                                        Medical Device and Pharmaceutical Manufacturer.
-----------------------------------------------------------------------------------------------------------------------
    PRICING                             PRODUCTION
                                        Minimum Order Quantity *                           Unit Price
                                        -------------------------                          -----------
                                        30,000 Individual Collection Units                 [*******]
                                        100,000 Individual Collection Units                [*******]
                                        300,000 Individual Collection Units                [*******]

                                        *Defined as a single product/delivery quantity.

                                        Terms:                                             Net thirty (30) days.
-----------------------------------------------------------------------------------------------------------------------
[*] CONFIDENTIAL TREATMENT REQUESTED


                                          4.

-----------------------------------------------------------------------------------------------------------------------------------
    ITEM                                DETAIL OF PRODUCT AND SERVICES PROVIDED
-----------------------------------------------------------------------------------------------------------------------
                                        F.O.B.:                                            Santa Ana, CA.
-----------------------------------------------------------------------------------------------------------------------
    SUMMARY                             Horizon looks forward to the challenge and opportunity to provide our services to BIEX, INC. We maintain our quality and manufacturing systems to exceed industry standards and we look forward to applying these skills to your outsourcing needs.
-----------------------------------------------------------------------------------------------------------------------


Respectfully Submitted by:

/s/ Gregory W. Olson

Gregory W. Olson
National Sales Manager
Horizon Medical, Inc.
                                          5.

                          [HORIZON MEDICAL, INC. LETTERHEAD]

                                        15 August 1997

                                        Contract Manufacturing Proposal:

                                        SALEST SALIVA COLLECTION KIT,

                                        NON-AUTOMATED ASSEMBLY

                                        BIEX, INC.
                                        6693 SIERRA LANE, SUITE F
                                        DUBLIN, CA 94568
                                        ATTENTION: MR. H. FRED VOSS, PH.D.,
                                        V.P. RESEARCH & DEVELOPMENT
                                        ---------------------------------------
                                        This proposal is intended to provide
                                        the platform of information
                                        necessary for Horizon Medical, Inc.
                                        (Horizon) to provide the Clinical
                                        SalEst Collection Kit to BIEX, Inc.
                                        (BIEX). It addresses the Scope of
                                        Activities, Process Validation,
                                        Process Lead Times, Raw Materials,
                                        Documentation, Quality Assurance
                                        Policy/Licensing and Pricing.

-----------------------------------------------------------------------------------------------------------------------
    ITEM                                DETAIL OF PRODUCT AND SERVICES PROVIDED
-----------------------------------------------------------------------------------------------------------------------
    SCOPE OF ACTIVITIES                 Horizon will perform the following:

                                        1.       Receive all raw materials from BIEX as Q.C. released-(previously inspected) materials.
                                        2.       Introduce job work order packet.
                                        3.       Cut piston filter tube to 3 1/4".
                                        4.       Label collection tube with label at approximately 5/8" from the tube bottom.
                                        5.       Place cap on collection tube and tighten lightly.
                                        6.       Impregnate filter with preservative and dry.
                                        7.       Erect chipboard box.
                                        8.       Place one tube in collection unit with bar code facing opening.
                                        9.       Place funnel and piston filter in collection unit.
                                        10.      Fold mailer and place in collection unit.
                                        11.      Place DFU over inserted items and snap into collection unit.
                                        12.      Shrink wrap collection unit with seams away from opening to tube bar code.
                                        12.      Scan bar code of four (4) shrink wrapped collection units and place in kit case.
                                        13.      Scan bar code of one (1) pre-printed patient ID/Patient
                                                 Help/Doctor Reference Card.
                                        14.      Place in kit case.
                                        15.      Zip kit case closed.
-----------------------------------------------------------------------------------------------------------------------

                                          6.

-----------------------------------------------------------------------------------------------------------------------
    ITEM                                DETAIL OF PRODUCT AND SERVICES PROVIDED
-----------------------------------------------------------------------------------------------------------------------

                                        16.      Place kit case in outer sleeve and shrink wrap kit.
                                        17.      Place twelve (12) shrink wrapped kits in an outer corrugated shipper.
                                        18.      Seal shipper and apply Horizon's supplied label indicating contents, part number, lot number and quantity.
                                        19.      Perform and document all Quality Control activities.
                                        20.      Prepare product and documentation including completion of Device
                                                 History Records, for shipment.
                                        21.      Transfer bar code data base to Biex on a per lot basis.

                                        Horizon will provide corrugated shipper case and shipper label.

                                        Biex will supply custom database software for data storage and retrieval.
-----------------------------------------------------------------------------------------------------------------------
    PROCESS VALIDATION                  Horizon will perform the following:

                                        1.       Process Validation for piston filter impregnation. Lead time is two (2) to three (3) weeks.
                                        2.       Software Validation in conjunction with BIEX software vendor. Lead time is approximately four (4) weeks
-----------------------------------------------------------------------------------------------------------------------
    PROCESS LEAD TIMES                  Anticipated lead times are as follows:
                                        -Production:                Four (4) to six (6) weeks from approved
                                                                    documentation and receipt of all material.

                                        -Software Validation:       Four to six weeks from approved documentation
                                                                    and receipt of all material.
-----------------------------------------------------------------------------------------------------------------------
    RAW MATERIALS                       Customer provided raw materials are required to be provided under the following conditions to ensure quality and regulatory compliance.

                                        1.       Clean and ready for use.
                                        2.       Adequately labeled for identification, traceability and quantity.
                                        3.       Packaged in double poly bagged lined cases.
                                        4.       Free of direct contact with chipboard, corrugated cardboard and similar particulate contaminates.
-----------------------------------------------------------------------------------------------------------------------
    DOCUMENTATION                       Prior to any production activities, a complete Device Master Record
                                        (DMR)will be created at Horizon. Contents included in the DMR:

                                        -Manufacturing Procedures (MP).
                                        -Parts List (PL), references appropriate drawings.
                                        -Quality Control Instructions (QCI).
                                        -Production Traveler (PT).
-----------------------------------------------------------------------------------------------------------------------

                                          7.

-----------------------------------------------------------------------------------------------------------------------
    ITEM                                DETAIL OF PRODUCT AND SERVICES PROVIDED
-----------------------------------------------------------------------------------------------------------------------
                                        -Product Specifications (PS), where appropriate, including labeling and applicable sterilization procedures.
-----------------------------------------------------------------------------------------------------------------------
    DOCUMENTATION                       A Device History Record (DHR) is a compilation of records containing the
    (continued)                         complete production history of a finished product identified by a specific traceable work order number. A DHR will be maintained by Horizon for each lot of finished product to demonstrate that the product was manufactured in accordance with it's DMR, including dates of manufacturing, quantity produced, quantity released, lot numbers of components used, dates and signatures of individuals performing tasks, inspection records and sterilization process records.

                                        Horizon strongly adheres to the position that it is the Customer's right and responsibility to review and approve Horizon's documentation for the
                                        Customer Devices.
-----------------------------------------------------------------------------------------------------------------------
    QUALITY ASSURANCE                   Horizon Medical, Inc. is committed to providing our customers with
    POLICY/LICENSING                    quality, cost-effectiveness products and services on a timely bases.

                                        We will assure that the requirements of our customers are properly defined so that we can consistently meet or exceed these requirements.

                                        The management of Horizon Medical takes pride in the company's regulatory compliance practices. Horizon Medical is committed to meeting or exceeding customer's quality expectations the first time and every time. Horizon
                                        Medical will consistently assure that the customer's product safety and efficacy expectations are achieved.

                                        In order to accomplish our goals, Horizon Medical will utilize sound design, manufacturing controls, tests and inspections, record keeping, audits, complaint responsiveness, corrective action and internal audits.

                                        Horizon Medical will assure that all manufacturing and related practices conform to F.D.A. requirements as established by law and by current
                                        Quality System (GMP) Regulations.

                                        Horizon Medical works with our customers, employees and suppliers and solicit their cooperation in order to obtain these goals.

                                        Horizon Medical is licensed and regulated by the U.S. Food and Drug
                                        Administration and the California Department of Health
-----------------------------------------------------------------------------------------------------------------------


                                          8.

-----------------------------------------------------------------------------------------------------------------------
    ITEM                                DETAIL OF PRODUCT AND SERVICES PROVIDED
-----------------------------------------------------------------------------------------------------------------------
                                        Services as a  Medical Device and Pharmaceutical Manufacturer.
-----------------------------------------------------------------------------------------------------------------------
    PRICING                             PRODUCTION
                                        Minimum Order Quantity *                           Unit Price
                                        --------------------------                         -----------
                                        [*******]                                          [*******]
                                        [*******]                                          [*******]
                                        [*******]                                          [*******]
                                        *Pricing includes four (4) collection units per
                                        kit
                                        *Defined as a single product/delivery quantity.
                                        Terms:                                             Net thirty (30) days.
                                        F.O.B.:                                            Santa Ana, CA
-----------------------------------------------------------------------------------------------------------------------
    SUMMARY                             Horizon looks forward to the challenge and opportunity to provide our services to BIEX, INC. We maintain our quality and manufacturing systems to exceed industry standards and we look forward to applying these skills to your outsourcing needs.
-----------------------------------------------------------------------------------------------------------------------

Respectfully Submitted by:

/s/ Gregory W. Olson

Gregory W. Olson
National Sales Manager
HORIZON MEDICAL, INC.


[*] CONFIDENTIAL TREATMENT REQUESTED


                                          9.